UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                 SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934

                    (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as
    permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                   SEABOARD CORPORATION
______________________________________________________________

     (Name of Registrant as Specified In Its Charter)
______________________________________________________________

 (Name of Person(s) Filing Proxy Statement, if other than
                      the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-
    6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:_______________________________________________

    (2) Aggregate number of securities to which transaction applies:_______________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):__________________________

    (4) Proposed maximum aggregate value of transaction:_______

    (5) Total fee paid:________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:________________________________

    (2) Form, Schedule or Registration Statement No.:__________

    (3) Filing party:__________________________________________

    (4) Date filed:____________________________________________

                   SEABOARD CORPORATION
                   9000 West 67th Street
               Shawnee Mission, Kansas 66202
         NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      APRIL 27, 2009

     Notice is hereby given that the 2009 Annual Meeting of
Stockholders   of   Seaboard   Corporation,   a    Delaware
corporation,  will be held at the Westin  Waltham,  70  3rd
Avenue, Waltham, Massachusetts, on Monday, April 27, 2009, commencing at 9:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the following purposes:
     1. To elect five directors to hold office until the 2010 annual meeting of stockholders and until their respective successors are duly elected and qualified;

     2.   To  consider  and  act   upon   ratification  and
          approval of the selection of KPMG LLP as the independent auditors of Seaboard for the year ending December 31, 2009;

     3.   To  consider  and act upon approval of a proposed
          amendment   to   paragraph   4   of    Seaboard's
          Certificate  of  Incorporation  (relating  to   a
          decrease in the number of authorized shares of common stock); and

     4. To transact such other business as properly may come before the meeting.

     The Board of Directors has fixed the close of business
on   Monday,  March  2,  2009,  as  the  record  date   for
determination of the stockholders entitled to notice of, and to vote at, the annual meeting.

                              By  order  of  the  Board  of
                              Directors,

                              David M. Becker,
                              Vice    President,    General
                              Counsel and Secretary

March 18, 2009

YOUR  VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO  ATTEND
THE MEETING, PLEASE FOLLOW THE SPECIFIC VOTING INSTRUCTIONS
APPEARING  ON  THE  ENCLOSED  PROXY  CARD  AS  PROMPTLY  AS
POSSIBLE  IN  ORDER  TO ENSURE YOUR REPRESENTATION  AT  THE
MEETING.

   IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on April 27, 2009

This  notice  of  annual  meeting  and  accompanying  proxy
materials  are  available  to  you  on  the  Internet.   We
encourage you to review all of the important information contained in the proxy materials before voting.

  Our Company's proxy statement, annual report and other proxy materials are available at: www.seaboardcorp.com
        (under "Investors" and "SEC Filings" tabs)

                 SEABOARD CORPORATION
                 9000 West 67th Street
            Shawnee Mission, Kansas  66202

                    PROXY STATEMENT
            ANNUAL MEETING OF STOCKHOLDERS
                    APRIL 27, 2009

                                         March 18, 2009
Date, Time and Place of the Meeting

  This  proxy statement is furnished in connection with
the  solicitation  of proxies for  use  at  the  annual
meeting   of   stockholders  of  Seaboard   Corporation
("Seaboard")  to  be held on Monday,  April  27,  2009,
commencing  at  9:00  a.m.,  local  time,  and  at  any
adjournment  thereof.  The meeting is  called  for  the
purposes  set forth in the foregoing Notice  of  Annual
Meeting, and will be held at the Westin Waltham, 70 3rd
Avenue,   Waltham,  Massachusetts.   You   may   obtain
directions to the location of the annual meeting by calling us at (913) 676-8925.

Stockholders Entitled to Vote at the Meeting

  Stockholders  of record as of the close  of  business
on the March 2, 2009 record date are entitled to notice
of,  and  to  vote at, the annual meeting  and  at  any
adjournment  thereof.  Seaboard had 1,238,695.24 shares
of  common  stock,  $1.00  par value,  outstanding  and
entitled  to  vote as of the record  date.   Each  such
share of common stock is entitled to one vote on each matter properly to come before the annual meeting.
This proxy statement and the enclosed form of proxy were first sent or given to stockholders on or about
March 18, 2009.

Quorum Requirement

  A  quorum  of  stockholders is necessary  to  hold  a
valid meeting.  A majority of our outstanding shares of
common  stock on the record date,  or  619,348  shares,
will  be  needed to establish a quorum for  the  annual
meeting.   Votes  cast at the annual  meeting  will  be
tabulated   by  persons  duly  appointed  to   act   as
inspectors  of  election  and  voting  for  the  annual
meeting.   The inspectors of election and  voting  will
treat  shares  represented by  a  properly  signed  and
returned  proxy  as present at the annual  meeting  for
purposes  of  determining a quorum, without  regard  to
whether  the  proxy  is marked as  casting  a  vote  or
abstaining.  Likewise, the inspectors will treat shares
of  stock represented by "broker non-votes" as  present
for purposes of determining a quorum.  Broker non-votes
are  proxies with respect to shares held in record name
by  brokers  or nominees, as to which (i)  instructions
have  not  been received from the beneficial owners  or
persons  entitled to vote; (ii) the broker  or  nominee
does   not   have  discretionary  voting  power   under
applicable national securities exchange rules or the instrument under which it serves in such capacity; and
(iii) the record holder has indicated on the proxy card or otherwise notified Seaboard that it does not have authority to vote such shares on that matter.

Attending the Meeting and Voting in Person

  If  you plan to attend the annual meeting and vote in
person,  we  will  give you a ballot when  you  arrive.
However,  if your shares are held in the name  of  your
broker, bank or other nominee (commonly referred to  as
being held in "street" name), proof of ownership may be
required  for  you to be admitted to  the  meeting.   A
recent brokerage statement and letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Voting by Proxy

  The  Board  of Directors solicits your proxy  in  the
form  enclosed  for  use at the  annual  meeting.   Any
stockholder  giving a proxy in the  enclosed  form  may
revoke  it  at  any  time before it  is  exercised.   A
stockholder  may revoke his or her proxy by  delivering
to  the  Secretary  of  Seaboard a  written  notice  of
revocation  or  a duly executed proxy bearing  a  later
date, or by attending the meeting and voting in person.
A  completed and signed proxy in the enclosed form,  if
received  in time for voting and not revoked,  will  be
voted  at  the  annual meeting in accordance  with  the
instructions of the stockholder.  Where a stockholder's
voting  instructions  are  not  specified,  the  shares
represented  by  the  proxy will  be  voted  "for"  the
election of the nominees for director listed herein and
"for"  ratification of the selection  of  KPMG  LLP  as
independent auditors for 2009.  The Board of  Directors
does  not  know  of any matters that  will  be  brought
before the meeting other than those referred to in  the
Notice of Annual Meeting.  However, if any other matter
properly comes before the meeting, it is intended  that
the  persons  named in the enclosed form of  proxy,  or
their substitutes acting thereunder, will vote on  such
matter   in   accordance  with  their  discretion   and
judgment. If your shares of common stock are held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Seaboard will bear all expenses in connection with the solicitation of proxies, including preparing, assembling and mailing this proxy statement. After the initial mailing of this proxy statement, proxies may be solicited by mail, telephone, facsimile transmission or personally by directors, officers, employees or agents of Seaboard.
Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held of record by them, and their reasonable out-of-pocket expenses will be paid by Seaboard.

Vote Required

  A   favorable  plurality  of  votes  cast  (a  number
greater  than  those cast for any other candidates)  is
necessary  to elect members of the Board of  Directors.
Accordingly, abstentions or broker non-votes as to  the
election  of directors will not affect the election  of
the  candidates receiving the plurality of votes.   The
other   proposals   set  forth   herein   require   the
affirmative vote of a majority of the shares present at the meeting. Shares represented by broker non-votes as to such matters are treated as not being present for the purposes of such matters, while abstentions as to such matters are treated as being present but not voting in the affirmative. Accordingly, the effect of broker non-votes is only to reduce the number of shares considered to be present for the consideration of such matters, while abstentions will have the same effect as votes against the matter.

                PRINCIPAL STOCKHOLDERS

  The  following  table sets forth certain  information
as   of  January  31,  2009  regarding  the  beneficial
ownership  of  Seaboard's  common  stock  by   Seaboard
Flour LLC ("Seaboard Flour"), the only person known  to
us  to own beneficially 5 percent or more of Seaboard's
common   stock.    Unless  otherwise   indicated,   all
beneficial ownership consists of sole voting and sole investment power.

      Name and Address                Amount and Nature of      Percent
      of Beneficial Owner             Beneficial Ownership     of  Class
      Seaboard Flour (1)                   893,948.24            72.1%
      1320 Centre Street, Suite 200
      Newton Center, MA 02459

      FMR LLC (2)                           77,711               6.26%
      82 Devonshire Street
      Boston, MA  02109

(1) S. Bresky,  Chairman   of  the  Board,  President and
    Chief   Executive  Officer  of  Seaboard,  and  other
    members  of  the  Bresky  family,  including   trusts
    created for their benefit, beneficially own all of the common units of Seaboard Flour. S. Bresky is the co-trustee and beneficiary of some of the trusts owning Seaboard Flour units, and may be deemed to have indirect beneficial ownership of Seaboard's common stock held by Seaboard Flour by virtue of his position as manager of Seaboard Flour, with the right to vote Seaboard shares owned by Seaboard
    Flour.

(2) The  information  provided  with  respect   to    the
    holdings of FMR LLC is based on a Schedule 13G  filed
    with  the  SEC  on  February 17,  2009  by  FMR  LLC.
    FMR   LLC   reports  that,  of  the   77,711   shares
    beneficially  owned, it has sole  voting  power  with
    respect  to 16,038 shares and sole dispositive  power
    with   respect   to  all  77,711  shares.    Fidelity
    Management   &   Research  Company  ("Fidelity"),   a
    wholly-owned subsidiary of FMR LLC and an  investment
    adviser registered under the Investment Advisers  Act
    of   1940   ("Investment  Advisers  Act"),   is   the
    beneficial  owner of 61,673 shares  as  a  result  of
    acting  as  investment adviser to various  investment
    companies  registered  under the  Investment  Company
    Act  of  1940.   Edward C. Johnson  3d  (Chairman  of
    FMR  LLC)  and  FMR  LLC,  through  its  control   of
    Fidelity,  and  the  funds each have  sole  power  to
    dispose  of  the 61,673 shares owned  by  the  funds.
    Members  of  the family of Edward C. Johnson  3d  are
    the  predominant owners, directly or through  trusts,
    of  Series  B  common shares of FMR LLC, representing
    49%  of  the  voting power of FMR LLC.   The  Johnson
    family  group and all other Series B shareholders  of
    FMR  LLC  have  entered into a shareholders''  voting
    agreement  under which all Series B  shares  will  be
    voted  in  accordance  with  the  majority  vote   of
    Series  B  shares.   Neither FMR LLC  nor  Edward  C.
    Johnson  3d has the sole power to vote or direct  the
    voting  of the shares owned directly by the  Fidelity
    funds, which power resides with the funds' Boards  of
    Trustees.   Fidelity carries out the  voting  of  the
    shares   under  written  guidelines  established   by
    the funds'  Boards of   Trustees.    Pyramis   Global
    Advisors,  LLC ("Pyramis"), an indirect  wholly-owned
    subsidiary  of  FMR  LLC  and an  investment  adviser
    registered under the Investment Advisers Act, is  the
    beneficial owner of 16,038 shares as a result of  its
    serving   as   investment  manager  of  institutional
    accounts,   non-U.S.  mutual  funds   or   investment
    companies  registered  under the  Investment  Company
    Act   of   1940  owning  such  shares.    Edward   C.
    Johnson  3d  and  FMR  LLC, through  its  control  of
    Pyramis,   each  has  sole  dispositive  power   over
    16,038  shares and sole power to vote  or  to  direct
    the   voting   of   16,038  shares   owned   by   the
    institutional accounts of funds advised by Pyramis, as reported above.

      SHARE OWNERSHIP OF MANAGEMENT AND DIRECTORS

  The  following  table sets forth certain  information
as   of  January  31,  2009  regarding  the  beneficial
ownership of Seaboard's common stock by each of our directors and director nominees, each of our executive officers named in the Summary Compensation Table on page 1 and all of our directors and executive officers as a group.

      Name of                  Amount and Nature of     Percent
     Beneficial Owner          Beneficial Ownership     of Class

     Steven J. Bresky             906,347.24 (1)          73.1%
     David A. Adamsen                  20                  *
     Douglas W. Baena                 100                  *
     Kevin M. Kennedy                  15                  *
     Joseph E. Rodrigues              200                  *
     Edward I. Shifman, Jr.             5                  *
     Robert L. Steer                  - 0 -                *
     Rodney K. Brenneman              - 0 -                *
     Edward A. Gonzalez               - 0 -                *
     David M. Dannov                   10                  *
     All directors and executive  906,747.24 (1)          73.1%
     officers as a group (17 persons)

_________________

(1) The   shares   reported  include  2,538   shares   of
    Seaboard's     common    stock    owned     directly;
    893,948.24  shares  of Seaboard's common  stock  that
    may  be  attributed to S. Bresky  by  virtue  of  his
    position as sole manager of Seaboard Flour, with  the
    right  to  vote  Seaboard shares  owned  by  Seaboard
    Flour;  5,611 shares of Seaboard's common stock  that
    may  be  attributed to S. Bresky, as  co-executor  of
    the  H. H. Bresky estate, which owns such shares; and
    4,250  shares of Seaboard's common stock that may  be
    attributed  to  him  as  co-trustee  of  the  "Bresky
    Foundation"  trust.   All  of  the  common  units  of
    Seaboard  Flour  are  held by  S.  Bresky  and  other
    members  of  the  Bresky  family,  including   trusts
    created for their benefit.

* Less than one percent.

            ITEM 1:  ELECTION OF DIRECTORS

  Our  Board  of  Directors has  fixed  the  number  of
directors  at five, and has nominated the  persons  set
forth below for election at the annual meeting.  Unless
otherwise specified, proxies will be voted in favor  of
the election as directors of the following five persons
for  a term of one year and until their successors  are
elected and qualified.
                                                                      Director
    Name              Age    Principal Occupations and Positions        Since

Steven J. Bresky       55    Director and President and Chief            2005
                             Executive Officer (since July 2006),
                             Senior Vice President, International
                             Operations (2001-2006), Seaboard
                             Corporation; Manager, Seaboard Flour
                             (since 2006).

David A. Adamsen       57    Director and Member of Audit                1995
                             Committee, Seaboard Corporation; Vice
                             President-Wholesale Sales (since
                             January 2009), C&S Wholesale Grocers
                             (wholesale food distribution company);
                             Vice President-Wholesale & Manufacturing
                             (2005-2008), The Penn Traffic Co.,
                             retail and wholesale food distribution
                             company; Vice President-Group General
                             Manager, Northeast Region (2001-2005),
                             Dean Foods Company, dairy specialty
                             food processor and distributor.

Douglas W. Baena       66    Director and Chairman of Audit Committee,   2001
                             Seaboard Corporation; Chief Executive
                             Officer (since 1997), CreditAmerica
                             Corporation, equipment leasing and
                             finance business.

Joseph  E. Rodrigues   72    Director, former Executive Vice President
                             and Treasurer (retired 2001), Seaboard
                             Corporation.

Edward I. Shifman, Jr. 65    Member and Vice Chairman, Diamond Business   - -
                             Credit, LLC (since 2006); Managing
                             Director and Executive Vice President
                             (2001-2005), Wachovia Capital Finance.

  Edward I. Shifman, Jr. is  standing for  election  in
place of Kevin Kennedy,  who  has  decided to not stand
for  re-election.   Edward I.  Shifman, Jr.  is a first
cousin of  Steven J. Bresky.

  There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was nominated.

  In  case  any  person  or persons  named  herein  for
election as directors are not available for election at
the  annual  meeting,  proxies  may  be  voted  for   a
substitute nominee or nominees (unless the authority to
vote for all nominees or for the particular nominee who
has  ceased  to  be a candidate has been withheld),  as
well   as  for  the  balance  of  those  named  herein.
Management  has no reason to believe that  any  of  the
nominees   for  the  election  as  director   will   be
unavailable.

  The Board of Directors recommends that you vote for the election as directors of the five persons listed above.

            BOARD OF DIRECTORS INFORMATION

Meetings of the Board

  The  Board of Directors held five meetings in  fiscal
2008.   Other  actions of the Board of  Directors  were
taken  by  unanimous written consent, as needed.   Each
director attended more than 75 percent of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served.

  Seaboard   does   not  have  any   policy   requiring
directors  to  attend  Seaboard's  annual  meeting   of
stockholders, although, generally, the directors have attended Seaboard's annual stockholders' meetings. All directors attended the 2008 annual meeting.

Controlled Corporation

  Seaboard  is a "controlled corporation,"  as  defined
in the rules of the NYSE Alternext U.S. (formerly known
as  the  American  Stock Exchange), because  more  than
50  percent of the voting power of Seaboard is owned by
Seaboard  Flour.   As such, Seaboard is  exempted  from
many of the requirements regarding Board of Director committees and independence. The members of our Board of Directors who are independent within the meaning of the NYSE Alternext U.S. listing standards are Joseph E.
Rodrigues,  David  A.  Adamsen, Douglas  W.  Baena  and
Kevin M. Kennedy.

Committees of the Board

  Seaboard's  Board  of Directors  has  established  an
Audit Committee.  There currently are no other standing
executive, compensation, nominating or other committees
of   Seaboard's  Board  of  Directors,  or   committees
performing similar functions of the Board.

  Audit  Committee.  Seaboard's Board of Directors  has
established  an  Audit Committee  comprised  solely  of
independent  directors.   The  members  of  the   Audit
Committee  are David A. Adamsen, Douglas W.  Baena  and
Kevin  M. Kennedy.  Mr. Baena is Chairman of the  Audit
Committee.   The  Audit Committee selects  and  retains
independent  auditors  and assists  the  Board  in  its
oversight  of  the  integrity of  Seaboard's  financial
statements,   including   the   performance   of    our
independent auditors in their audit of our annual financial statements. The Audit Committee meets with management and the independent auditors, as may be required. The independent auditors have full and free access to the Audit Committee, without the presence of management. The Board of Directors has determined that Kevin M. Kennedy is an "audit committee financial expert" and is "independent," each within the meaning of the listing standards of the NYSE Alternext U.S.
The Audit Committee held four meetings in fiscal 2008, two of which were telephonic meetings.

Director Nominations

  The  Board  of Directors believes it is not necessary
to  have a separate nominating committee because of the
low turnover of Board of Director seats and because the
entire   Board   of  Directors  participates   in   the
consideration of director nominees.  There currently is
no  charter that establishes procedures for the Board's
consideration of director nominees.  The Board believes
that  it  should be comprised of directors with varied,
complementary  backgrounds, and that directors  should,
at  a  minimum, have expertise that may  be  useful  to
Seaboard.   Directors should also possess  the  highest
personal and professional ethics, and should be willing
and  able  to  devote the required amount  of  time  to
Seaboard's business.  In determining whether a director
should be retained and stand for re-election, the Board
also   considers   that   member's   performance    and
contribution  to the Board during his tenure  with  the
Board.   Seaboard's policy is to consider nominees  who
are  submitted by stockholders on a case-by-case basis.
All    nominees,   including   those    submitted    by
stockholders, will be evaluated using generally the same methods and criteria, although those methods and criteria are not standardized and may vary from time to time.

Communication with the Board

  The  Board of Directors has not established a  formal
process   for   stockholders   to   follow   to    send
communications  to  the  Board  or  its   members,   as
Seaboard's policy has been to forward to the  directors
any  stockholder  correspondence it  receives  that  is
addressed   to   them.   Stockholders   who   wish   to
communicate  with the directors may do  so  by  sending
their  correspondence  addressed  to  the  director  or
directors  at  Seaboard's  headquarters  at  9000  West
67th  Street, Shawnee Mission, Kansas 66202, Attention:
General  Counsel.   All  such  correspondence  will  be
compiled and submitted to our Board or the individual directors, as applicable, on a periodic basis.

Compensation of Directors

  The following table shows the compensation received by each member of our Board of Directors (other than those who are named executive officers in the Summary
Compensation table on page 1) for service on the Board in 2008.

               Director Compensation Table (1)

                               Fees Earned
                             or Paid in Cash   Total

          David A. Adamsen      $59,500       $59,500

          Douglas W. Baena      $55,500       $55,500

          Kevin M. Kennedy      $55,500       $55,500

          Joseph E. Rodrigues   $46,000       $46,000

_________________

(1) S. Bresky does not receive any compensation for serving as a director, and thus, is not included in the table.

  For   2008,   each  non-employee  director   received
$10,000  quarterly and an additional $2,000 per quarter
for  service on the Audit Committee of the Board.   The
Chairman  of  the  Audit  Committee  also  received  an
additional   $1,000  per  quarter.   Each  non-employee
director also receives an additional $1,500 per meeting in excess of one hour. All director compensation represents fees paid in cash only.

     EXECUTIVE COMPENSATION AND OTHER INFORMATION

  The  following  table shows all compensation  earned,
during  the  fiscal  years  indicated,  by  the   Chief
Executive Officer, the Chief Financial Officer and the three other highest paid executive officers of Seaboard
(the "Named Executive Officers") for such period in all capacities in which they have served:

                           Summary Compensation Table

                                             Change in
                                           Pension Value
                                         And Non-Qualified
 Name                                         Deferred
 and                                        Compensation   All Other
Principal                 Salary(1) Bonus(2) Earnings(3) Compensation(4)  Total
Position             Year    ($)      ($)       ($)            ($)          ($)

Steven J. Bresky(5)
President           2008   798,846   950,000  1,854,020     124,697   3,727,563
Chief Executive
Officer             2007   744,904 1,050,000  1,365,625     204,513   3,365,042
                    2006   484,135 1,200,000  1,103,952      74,613   2,862,700

Robert L. Steer
Senior Vice
President,          2008   609,192   900,000    992,560     116,505   2,618,257
Chief Financial
Officer             2007   573,269   950,000    595,849     139,596   2,258,714
                    2006   484,135 1,000,000    696,916      93,817   2,274,868

Rodney K. Brenneman
President, Seaboard 2008   479,308   800,000    613,638     104,599   1,997,545
Foods LLC           2007   449,231   850,000    334,842     108,566   1,742,639
                    2006   409,231 1,000,000    446,070      86,626   1,941,927

Edward A. Gonzalez
President, Seaboard 2008   374,423   650,000    318,366      86,881   1,429,670
Marine Ltd.         2007   349,038   700,000    160,594      76,541   1,286,173
                    2006   298,558   650,000    134,274      51,649   1,134,481

David M. Dannov(6)
President, Seaboard 2008   324,423   650,000    425,346      84,007   1,483,776
Overseas Trading
Group               2007   298,558   525,000    167,349      56,660   1,047,567
                    2006   201,605   310,000    122,604      38,206     672,415
_____________

(1)  Salary  includes  amounts  deferred  at  the election
     of  the  Named  Executive  Officers  under Seaboard's
     401(k)   Retirement   Savings   Plan,  the   Seaboard
     Corporation Non-Qualified Deferred Compensation Plan and the Executive Deferred Compensation Plan, such plans being described below under "Benefit Plans."

(2)  Reflects    guaranteed    bonus,   under   Employment
     Agreements  described below, and discretionary  bonus
     earned, and includes amounts deferred at the election
     of  the  Named  Executive  Officers  under Seaboard's
     401(k)   Retirement   Savings   Plan,  the   Seaboard
     Corporation Non-Qualified Deferred Compensation  Plan
     and   the   Executive   Deferred   Compensation  Plan
     described  below  under "Benefit Plans."

(3)  Reflects   the  actuarial  increase  in  the  present
     value of the Named Executive Officer's benefits under
     all  retirement  plans,  for  which  information   is
     provided  in  the  Pension Benefits table on page  1,
     determined  using  interest  rate and mortality  rate
     assumptions, consistent with those used in Seaboard's
     financial statements.  These amounts for 2008 are the
     amounts set forth in the  Summary Compensation  Table
     for  2008.  These  amounts for  2007 (net of negative
     changes)  are  as  follows:   S.  Bresky, $1,275,235;
     R.   Steer,    $507,849;   R.  Brenneman,   $302,700;
     E. Gonzalez,  $160,594;  and   D.  Dannov,  $164,881.
     These amounts for 2006  are as follows:   S.  Bresky,
     $990,491; R. Steer, $586,459; R. Brenneman, $401,258;
     E. Gonzalez,  $134,274;  and   D.  Dannov,  $119,506.
     The amounts also  reflect the above-market  earnings
     on  contributions   under the Investment Option Plan
     described below  for  2007  and 2006,  but  not  for
     2008  because  there   were no above-market earnings
     for 2008.  The  amounts   for  2007  are as follows:
     S. Bresky, $90,390; R. Steer, $88,000; R. Brenneman,
     $32,142; and D.  Dannov,  $2,468.   The amounts  for
     2006 are as follows:  S. Bresky, $113,461; R. Steer,
     $110,457;  R.  Brenneman,  $44,812; and   D. Dannov,
     $3,098.

(4)  Included  in  All  Other  Compensation  are  Company
     matching  contributions   under  the   Non-Qualified
     Deferred   Compensation    Plan,   such  plan  being
     described below under "Benefit Plans." These amounts
     for 2008 are as  follows:    S.   Bresky,   $49,364;
     R.  Steer,  $40,689;    R.    Brenneman,    $33,649;
     E. Gonzalez,  $25,887;  and      D. Dannov, $18,906.

     Also included in   All  Other Compensation  are  the
     amounts  paid  for unused  paid  time  off.    These
     amounts   for  2008 are  as  follows:   S.   Bresky,
     $16,923;  R. Steer, $23,462; R. Brenneman,  $16,615;
     E. Gonzalez, $14,423; and D. Dannov, $7,500.

     Also  included   in   All  Other   Compensation   is
     Seaboard's  contributions to its  401(k)  Retirement
     Savings   Plan  on  behalf of  the  Named  Executive
     Officers,  amounts  paid for  disability  and   life
     insurance   and  individual perquisites,   including
     amounts paid as an automobile allowance,  fuel  card
     usage, personal usage of Seaboard's airplane  and  a
     gross-up for related taxes.  Reimbursement for taxes
     owed  on the above-stated items total as follows for
     each  of  the  Named  Executive  Officers  for 2008:
     S. Bresky, $19,655; R. Steer, $15,629; R. Brenneman,
     $16,917;  E.  Gonzalez,  $13,690;  and  D.   Dannov,
     $18,791.

(5)  S.  Bresky  was   promoted  to President  and  Chief
     Executive Officer in July 2006.

(6)  D.  Dannov  was  promoted  to President of  Seaboard
     Overseas and Trading Group in August 2006.

                EMPLOYMENT ARRANGEMENTS
             WITH NAMED EXECUTIVE OFFICERS

  Seaboard and each of the Named Executive Officers are parties to an Employment Agreement.

  Each  of  the  Employment  Agreements  contains   the
following principal terms: (i) a current term  of  five
years, commencing July 1, 2008, renewed annually for  a
like  term  of five years, unless Seaboard furnishes  a
written  notice  of  non-renewal;  (ii)  payment  of  a
minimum  base  salary in the amounts  of  $440,000  for
S.  Bresky  and  R. Steer; $370,000 for  R.  Brenneman;
$225,000  for E. Gonzalez and D. Dannov; (iii)  payment
of  an  annual minimum bonus in the amounts of $450,000
for  S. Bresky and R. Steer; $400,000 for R. Brenneman;
and  $250,000 for E. Gonzalez and D. Dannov; (iv)  upon
the  death  or termination of the employee's employment
by  Seaboard  due  to  disability or  for  "Cause"  (as
defined)  or by the employee without "Good Reason"  (as
defined), payment to the employee of his accrued salary
and  pro-rata bonus (based on the amount paid  for  the
previous   year)   through  the  date  of   termination
(collectively, "Accrued Compensation"), payable  within
30   days  of  termination;  (v)  upon  an  involuntary
termination   of  the  employee's  employment   without
"Cause,"  or  a resignation by the employee  for  "Good
Reason,"  payment  to  the  employee  of  his   Accrued
Compensation and a severance ("Severance") equal to his
then  salary and most recent bonus for the  balance  of
the  term of the Employment Agreement, but not for less
than  one  year  with  respect  to  salary,  with   the
Severance  based  on  the  employee's  salary  paid  in
installments at the regular payroll payment  dates  for
one  year, with the balance of the Severance  based  on
salary and the Severance based on the employee's  bonus
paid pursuant to a lump sum at the one year anniversary
date   of   the   termination;  (vi)   confidentiality,
non-competition  and non-solicitation provisions  which
apply during the employee's employment and for a period
of  one  year after the termination of such employment,
or  two years, if the employee voluntarily resigns  for
any  reason other than for "Good Reason"; (vii) in  the
event the employee breaches any of the confidentiality,
non-competition    or   non-solicitation    provisions,
Seaboard  will not pay the Severance, and the  employee
must return all Severance already received; (viii) upon
an involuntary termination of the employee's employment
without  "Cause," or a resignation by the employee  for
"Good   Reason,"  Seaboard  must  provide  outplacement
services for up to 90 days, with an estimated  cost  to
Seaboard   of  $35,000  if  the  termination   occurred
December  31, 2008; and (ix) under Seaboard's Executive
Retirement Plan, years of service credit accrues for the term of the severance period, and the final average earnings calculation under this plan is determined considering the base salary and bonus paid during the severance period.

  Following is a summary of the amounts which would be paid by Seaboard to each Named Executive Officer if, on December 31, 2008, his employment was involuntarily terminated without "Cause," or if he resigned for "Good
Reason":

                    Accrued Bonus
                  through 12/31/08       Severance Payable   Lump Sum Severance
                  - Payable 30 Days        Over One Year      Payable One Year
                After Termination Date    in Installments     After Termination
                         ($)                    ($)                  ($)

  Steven J. Bresky      1,050,000             798,846             7,520,961
  Robert L. Steer         950,000             609,192             6,407,172
  Rodney K. Brenneman     850,000             479,308             5,502,578
  Edward A. Gonzalez      700,000             374,423             4,460,481
  David M. Dannov         525,000             324,423             3,497,981

  The  Board of Directors has approved for each of  the
Named  Executive Officers the right to  use  Seaboard's
airplane for personal use.  S. Bresky has been allotted
20  hours of flight time for personal use.  Each of the
other  Named  Executive  Officers  have  been  allotted
10 hours of flight time for personal use, and the right
to use additional flight time hours for personal use by
reimbursing Seaboard for the variable incremental  cost
to   Seaboard  for  this  flight  time  (primarily  the
occupied  hourly  rate charge and the fuel  surcharge).
Seaboard  also  will  pay each of the  Named  Executive
Officers  for the incidental fees and expenses incurred
related    to    the    flights,    including    ground
transportation, and a "tax gross-up" of the estimated federal and state income taxes each will incur as a consequence of this benefit.

                     BENEFIT PLANS

Executive Retirement Plan

  The  Seaboard  Corporation Executive Retirement  Plan
(the  "Executive Retirement Plan") provides  retirement
benefits  for  a  select  group  of  the  officers  and
managers, including the Named Executive Officers.   The
Executive   Retirement  Plan  was   amended   effective
November  2004 to give credit for all years of  service
with  Seaboard,  both  before  and  after  becoming   a
participant.  For  years of service before  becoming  a
participant (pre-participation service), the benefit is
equal to 0.65 percent of the final average remuneration
(salary   plus   bonus)   of  the   participant,   plus
0.50  percent  of  final average  remuneration  of  the
participant  in  excess  of  Social  Security   Covered
Compensation,   all  multiplied  by  the  participant's
pre-participation service. For years of  service  after
becoming  a  participant (post-participation  service),
the  benefit  is  equal  to 2.5 percent  of  the  final
average remuneration of the participant, multiplied  by
the  participant's years of post-participation service.
This  amount  is  reduced by the  following:   (i)  the
amount  such participant has accrued under the Seaboard
Corporation Pension Plan (described below); (ii) the amount, if any, of frozen benefits earned under the Executive Retirement Plan prior to December 31, 1996, pursuant to the Frozen Executive Benefit Plan described below; and (iii) the benefit earned under the Executive
Retirement Plan from 1994 though 1996 that resulted in cash payments from the Plan that were based on the cost to purchase such benefit. Benefits under the

Executive Retirement Plan are currently unfunded. As of
December  31, 2008, all of the Named Executive Officers
were   fully  vested,  as  defined  in  the   Executive
Retirement Plan.  The ordinary form of payment  of  the
benefit  is  pursuant to a "Single Lump  Sum  Payment,"
which  is  equivalent in value to the benefit described
above,  payable in "Single Life Annuity"  form.   Under
certain  circumstances, the Executive  Retirement  Plan
allows  for optional forms of payment.  If the  benefit
will  be paid pursuant to a lump sum, then payment will
be  made  upon  the earlier of: (i) the  seventh  month
following  separation from service; (ii) any change  of
control  of  Seaboard; or (iii) death.  If the  benefit
will be paid pursuant to an annuity, payment will begin
the earlier of:  (i) the seventh month following normal
retirement  at age 62 or older; (ii) death;  (iii)  the
seventh  month  following  separation  of  service;  or
(iv)  any change of control of Seaboard.  The table  in
the  Pension  Benefits section below shows the  present
value of the accumulative benefit that would be payable
under  the  Executive Retirement Plan at  the  earliest
unreduced age (i.e., age 62) for pre-participation  and
post-participation  service  (note  that   each   Named
Executive began participation on January 1, 1994, with the exception of E. Gonzalez, who became a participant on January 1, 2005).

  The compensation for purposes of determining the pension benefits consists of salary and bonus. None of the benefits payable contain an offset for social security benefits.

  Following  is a summary of the present value  of  the
additional Executive Retirement Plan benefits for  each
Named  Executive Officer under his Employment Agreement
if,   on   December  31,  2008,  his   employment   was
involuntarily terminated without "Cause," or if he resigned for "Good Reason":

                             Present Value of Executive
                             Retirement Plan Benefit (1)
             Name                        ($)
          ______________________________________________

          Steven J. Bresky           4,158,549
          Robert L. Steer            1,960,899
          Rodney K. Brenneman        1,203,595
          Edward A. Gonzalez           987,279
          David M. Dannov            1,416,430
______________

(1) Assumes a retirement age of 62 for each Named Executive Officer. The value of the accrued benefit is based on the same assumptions used for determining the present value of the accumulated benefit of the Pension Benefits, as set forth in the Pension Benefits table on page 14 below. Pursuant to the Employment Agreement for each Named Executive Officer, years of service credit accrues for the term of the severance period, and the final average earnings calculation is determined using the base salary and bonus paid during the severance period.

Seaboard Corporation Pension Plan

     The Seaboard Corporation Pension Plan ("the Plan")
provides defined benefits for its domestic salaried and
clerical  employees  upon  retirement.   Beginning   in
fiscal  1997,  each  of the individuals  named  in  the
Summary  Compensation Table participates in this  Plan.
Benefits  under this Plan generally are based upon  the
number  of years of service and a percentage  of  final
average  remuneration (salary plus bonus),  subject  to
limitations  under  applicable  federal  law.   As   of
December  31, 2008, all of the Named Executive Officers
were  fully vested, as defined in the Plan.  Under  the
Plan, the benefit payment for a married participant  is
pursuant  to a "50 Percent Joint and Survivor Annuity."
This  means  the  participant will  receive  a  monthly
annuity  benefit for his/her lifetime, and an  eligible
surviving spouse will receive a lifetime annuity  equal
to  50  percent  of  the  participant's  benefit.   The
payment of the benefit for an unmarried participant  is
pursuant  to  a "Single Life Annuity." The Plan  allows
for   optional   forms   of   payment   under   certain
circumstances.   The normal retirement  age  under  the
Plan  is  age  65.   However,  unreduced  benefits  are
available  at  age 62 with five years of service.   The
Pension Benefits table below shows the present value of the accumulated benefits that would be payable under the Plan at the earliest unreduced commencement age
(i.e., age 62).

  The  compensation,  for purposes of  determining  the
pension  benefits, consists of salary and bonus.   None
of the benefits payable contain an offset for social security benefits.

  Each  of  the Named Executive Officers is 100 percent
vested  under a particular defined benefit  ("Benefit")
that  was  frozen at December 31, 1993 as part  of  the
Plan.   A  definitive  actuarial determination  of  the
benefit  amounts was made in 1995.  The annual  amounts
payable  upon retirement after attaining age  62  under
this  Benefit  are  as  follows:  S.  Bresky,  $32,796;
R.  Steer,  $15,490; R. Brenneman, $6,540; E. Gonzalez,
$2,643;  and  D. Dannov, $8,346.  Under the  Plan,  the
payment  of  this benefit is pursuant  to  a  "Ten-Year
Certain  and  Continuous  Annuity."   This  means   the
participant would receive a monthly annuity benefit for
his/her lifetime and, if the participant dies while  in
the   ten-year  certain  period,  the  balance  of  the
ten-year  benefit  would be paid to his/her  designated
beneficiary.  If the participant dies while employed by
Seaboard   or   after  retirement,   but   before   the
commencement  of  benefits, monthly payments  would  be
made to the participant's beneficiary in the form of  a
100  percent  joint  and survivor  benefit.   The  Plan
allows for optional forms of payment under certain circumstances.

                   Pension Benefits

  The  following table sets forth the Years of Credited
Service,  the Present Value of the Accumulated  Benefit
and  the Payments during the last fiscal year, pursuant
to the above-described retirement plans for each of the
Named Executive Officers.
                                                          Present    Payments
                                               Years of  Value of     During
                                               Credited Accumulated Last Fiscal
                                                Service    Benefit     Year
     Name                Plan Name                 (#)       ($)        ($)
_______________________________________________________________________________

Steven J. Bresky Executive Retirement Plan(1)      29    6,034,022     - 0 -
                 Seaboard Corporation Pension Plan 26      449,695     - 0 -

Robert L. Steer  Executive Retirement Plan(1)      24    3,414,760     - 0 -
                 Seaboard Corporation Pension Plan 21      210,388     - 0 -

Rodney K.        Executive Retirement Plan(1)      19    1,967,769     - 0 -
Brenneman        Seaboard Corporation Pension Plan 16      119,895     - 0 -

Edward A.        Executive Retirement Plan(1)      19      635,507     - 0 -
Gonzalez         Seaboard Corporation Pension Plan 19      116,802     - 0 -

David M.         Executive Retirement Plan(1)      21      929,918     - 0 -
Dannov           Seaboard Corporation Pension Plan 18      153,393     - 0 -
_________________

(1)  Credited   years   of   post-participation    service
     for   each   of  the  Named  Executive  Officers   is
     15  years,  with  the exception of E. Gonzalez  whose
     credited years of post-participation service is  four
     years.    The  credited  years  of  pre-participation
     service for each of the Named Executive Officers is as follows: S. Bresky 14; R. Steer 9; R. Brenneman
     4; E. Gonzalez 15; and D. Dannov 6.

Non-Qualified Deferred Compensation Plan

  In  2005,  Seaboard adopted the Seaboard  Corporation
Non-Qualified Deferred Compensation Plan (the "Deferred
Compensation  Plan"), which gives  a  select  group  of
management or highly-compensated employees the right to
defer  salary  and bonus to be paid by  Seaboard  at  a
later time, all in accordance with applicable ERISA and
income  tax laws and regulations.  No income taxes  are
payable   by  the  participants  on  amounts   deferred
pursuant  to the Deferred Compensation Plan until  they
are paid to the participant.  The Deferred Compensation
Plan  also  provides for a Company contribution  to  be
credited   to  participants  in  an  amount  equal   to
Seaboard's  401(k)  Retirement  Savings  Plan  matching
percentage,  currently 3 percent, of each participant's
deferral   pursuant   to  the   Plan,   and   of   each
participant's annual compensation in excess of the  Tax
Code limitation on the amount of compensation that  can
be   taken   into   account  under  Seaboard's   401(k)
Retirement Savings Plan.  The amount of such limitation
in  2008,  2007  and  2006 for Seaboard  was  $225,000,
$220,000  and  $210,000,  respectively.   All   amounts
deferred  and  all Company contributions  credited  are
included  in  the  amounts  reported  in  the   Summary
Compensation Table above.

       Non-Qualified Deferred Compensation Plan

                                                                      Aggregate
                  Executive     Registrant   Aggregate                 Balance
                Contributions Contributions  Earnings     Aggregate     atLast
                    in Last      in Last      in Last    Withdrawals/   Fiscal
                Fiscal Year(1) Fiscal Year  Fiscal Year  Distributions Year End
     Name             ($)          ($)          ($)          ($)          ($)
_______________________________________________________________________________

Steven J. Bresky    889,245       57,234     (661,993)      - 0 -     1,518,930
Robert L. Steer     593,610       43,192     (523,741)      - 0 -     1,128,758
Rodney K. Brenneman 346,084       34,274     (416,947)      - 0 -       889,683
Edward A. Gonzalez  140,000       22,817     (127,760)      - 0 -       324,154
David M. Dannov       - 0 -       11,813       (6,456)      - 0 -        15,325

________________

(1)  Represents  bonus earned in 2007  and  deferred when
     paid  in  2008,  except  for  E.  Gonzalez,    which
     represents 2008 salary deferred.

Investment Option Plan

  For  the  years  2001-2004, Seaboard established  the
Investment  Option  Plan, which allowed  executives  to
reduce   their  compensation,  and  Seaboard  to   make
contributions,  in  exchange for an option  to  acquire
interests  measured by reference to  three  alternative
investments.   However,  as  a  result  of   U.S.   tax
legislation  passed  in  October  2004,  reductions  to
compensation and contributions by Seaboard  after  2004
were no longer allowed. The exercise price for each investment option was established based upon the fair market value of the underlying investment on the date of grant.

                Investment Option Plan

                                                                      Net
                                              Aggregate            Aggregate
                 Aggregate                     Balance    Exercise  Balance
                 Earnings        Aggregate     at Last     Price    at Last
                  in Last       Withdrawals/    Fiscal      for      Fiscal
                Fiscal Year    Distributions   Year End    Option   Year End
     Name           ($)             ($)           ($)        ($)       ($)
_______________________________________________________________________________

Steven J. Bresky    (1,552,290)    - 0 -      3,199,879   783,838   2,416,041
Robert L. Steer     (1,536,080)    - 0 -      3,166,494   758,938   2,407,526
Rodney K. Brenneman   (673,413)    - 0 -      1,388,168   362,778   1,025,369
Edward A. Gonzalez       - 0 -     - 0 -          - 0 -     - 0 -       - 0 -
David M. Dannov        (43,284)    - 0 -         89,226    21,629      67,597

Retiree Medical Benefit Plan

  The  Seaboard  Corporation  Retiree  Medical  Benefit
Plan  provides  family  medical  insurance  to  certain
members  of management, including each Named  Executive
Officer,  upon  his  retirement in  the  event  he  has
attained age 50, and has completed at least 15 years of
service.   This benefit is also furnished in the  event
the    Named   Executive   Officer's   employment    is
involuntarily  terminated  (other  than  if  the  Named
Executive  Officer  unlawfully  converted  a   material
amount of funds), or in the event of a change of control of Seaboard.

  Following is a summary of the present value cost to Seaboard of this benefit, assuming that this benefit was triggered and said medical insurance began to be furnished on December 31, 2008.

                            Present Value of
                       Retiree Medical Benefit(1)
             Name                  ($)
          __________________________________________

          Steven J. Bresky       225,706
          Robert L. Steer        263,478
          Rodney K. Brenneman    274,376
          Edward A. Gonzalez     276,855
          David M. Dannov        266,925
_______________

(1) To  calculate  the present value of this benefit, the
    assumptions  for  claims costs,  health  care  trend,
    aging on claims, mortality and interest rate are  the
    same   as   were  used  to  accrue  a  liability   on
    Seaboard's balance sheet.

Executive Long-Term Disability Plan

  The    Seaboard   Corporation   Executive   Long-Term
Disability Plan provides disability pay continuation to
certain  members  of  management, including  R.  Steer,
R.  Brenneman,  E.  Gonzalez  and  D.  Dannov  upon   a
long-term   illness   or  injury  that   prevents   the
participant  from  being able to  perform  his  duties.
Benefits are payable following a 90 day elimination  or
waiting  period.   In  conjunction  with  the  Seaboard
Corporation  Group Long-Term Disability Plan,  benefits
payable are equal to 70 percent of participant's salary
and  bonus,  up to $23,000 per month for R.  Steer  and
R.   Brenneman,  and  up  to  $18,000  per  month   for
E. Gonzalez and D. Dannov.

         COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

  The   Board  of  Directors  has  responsibility   for
establishing,  implementing  and  monitoring  adherence
with  Seaboard's  compensation philosophy.   The  Board
ensures  that the total compensation paid to the  Named
Executive Officers is fair, reasonable and competitive.

Compensation Philosophy and Objectives

  Seaboard  maintains the philosophy that determination
of compensation for its executive officers by the Board
of  Directors is primarily based upon recognition  that
these   officers   are  responsible  for   implementing
Seaboard's long-term strategic objectives.   The  Board
subjectively    evaluates    both    performance    and
compensation  to  ensure  that Seaboard  maintains  its
ability to attract and retain superior employees in key
positions,  and  that  compensation  provided  to   key
employees  remains competitive relative to compensation
paid  to  similarly  situated executives  of  our  peer
companies.   Seaboard  does  not  maintain  any  equity
compensation plans, such as stock grants or stock options, unlike most of Seaboard's peer companies.

  Seaboard has entered into employment agreements  with
each of the Named Executive Officers, agreeing to pay a
minimum  base  salary and bonus and  severance  in  the
event of any termination by Seaboard without cause, and
non-competition provisions which restrict the  employee
from accepting employment with competitors of Seaboard.
The  Board  believes  that this  balance  of  providing
assurance  to  the executives of minimum  compensation,
coupled  with  restrictions  on  leaving  Seaboard  and
taking   alternative  employment  is  consistent   with
Seaboard's   objective  to  attract  and   retain   top
executive employees.

  It  is  the  Board's philosophy that the compensation
of  its  Named Executive Officers should not be subject
to  dramatic increases or decreases based on short-term
operating  performance.   For example,  in  years  when
Seaboard  has higher than historical average  operating
results,  bonuses of the Named Executive  Officers  are
generally  higher, but not reflective of the  potential
compensation that would have been paid to the executive
through equity compensation if Seaboard maintained  any
equity  compensation  plans.   Likewise,  bonuses   for
executives generally do not decline significantly in a year when Seaboard has lower than historical average operating results.

Setting Executive Compensation

  Based  on  the  foregoing objectives,  the  Board  of
Directors   establishes  compensation  based   upon   a
subjective  review of Company performance, compensation
market data and individual performance.  In furtherance
of  this,  Watson  Wyatt & Company, an  outside  global
human  resources  consulting firm, conducts  an  annual
review of Seaboard's total compensation program for the
Named Executive Officers.  The Watson Wyatt report sets
forth  a  competitive market assessment  of  the  Named
Executive  Officers,  utilizing a comparison  of  total
compensation  against a peer group  of  publicly-traded
and   privately-held   companies   (collectively,   the
"Compensation  Peer  Group").   The  Compensation  Peer
Group   comprises   companies  in  the   same   general
industries as that of Seaboard and/or similarly sized companies in terms of total revenues. The companies comprising the Compensation Peer Group are:

   - Westlake Chemical Corp.      - Pilgrims Pride Corp.
   - Greif Inc.                   - Hormel Foods Corp.
   - FMC Corp.                    - Weatherford International Ltd.
   - Sensient Technologies Corp.  - Potash Corp. of Saskatchewan, Inc.
   - Smithfield Foods Inc.        - McCormick & Co. Inc.

  A    significant   factor   in   determining    total
compensation  is  that  most of the  Compensation  Peer
Group provides long-term incentive compensation, such as stock grants or stock options. Seaboard does not maintain any equity compensation plans. The Board of Directors does not utilize a targeted percentile of the Watson Wyatt report, but instead utilizes the report as a factor in making its subjective determination as to compensation.

2008 Executive Compensation Components

  For the fiscal year ended December 31, 2008, the principal components of compensation for the Named
Executive Officers were:

     -  Base salary;

     -  Bonus;

     -  Retirement and other benefits; and

     -  Perquisites and other personal benefits.

  Salaries   and  Bonuses.   To  establish   the   base
salaries  and bonuses for the Named Executive Officers,
the    Board    of   Directors   makes   a   subjective
determination, primarily considering:

     -  Market data provided by Watson Wyatt;

     - Individual review of the executive's compensation, both individually and relative to other officers;

     -  Individual performance of the executive; and

     -  Seaboard's operating results.

To   determine  the  specific  salary  and   bonus,   a
comparison to the total compensation by the Competitive
Peer  Group  is  undertaken.  The 2008 bonuses  of  the
Named   Executive  Officers  are  reflective   of   the
operating  results  of  Seaboard  and/or  the  area  of
Seaboard's  business  for  which  the  Named  Executive
Officer  is  responsible, although no specific  targets
are utilized, and a subjective evaluation of the market
data.   The  amount of bonuses is more  dependent  upon
Seaboard's operating results than base salaries.

  Retirement  and Other Benefits.  Each  of  the  Named
Executive  Officers is a participant in  the  Executive
Retirement Plan. The benefit under this plan is equal to 2.5 percent of the final average remuneration
(salary plus bonus) of the participant, multiplied by the participant's years of service in the plan after January 1, 1997. The exact amount of the benefit, the offsets thereto and the benefit for years of service prior to January 1, 1997 are set forth in more detail on pages 11 to 12 of Seaboard's Proxy statement.

  Seaboard  also  maintains a tax-qualified  retirement
savings   plan,  to  which  all  U.S.-based  employees,
including  the Named Executive Officers,  are  able  to
contribute  the  lesser of up to 22  percent  of  their
annual  compensation, or the limit  prescribed  by  the
Internal   Revenue   Service.   Seaboard   will   match
100 percent of the first 3 percent of compensation that is contributed to the Plan. All matching contributions vest fully after completing 5 years of service.

  The  Named Executive Officers, in addition to certain
other  executives, are entitled to participate  in  the
Non-Qualified Deferred Compensation Plan,  which  gives
participants the right to defer salary and bonus to  be
paid  by  Seaboard at a later time, all  in  accordance
with   applicable  ERISA  and  income  tax   laws   and
regulations.

  Seaboard  also  maintains  for  each  of  the   Named
Executive  Officers  and certain other  executives  the
Seaboard  Corporation  Retiree  Medical  Benefit  Plan,
which   provides  family  medical  insurance  to   each
participant upon his retirement:  (i) in the  event  he
has  attained  age  50, and has at least  15  years  of
service;   or  (ii)  in  the  event  the  participant's
employment is involuntarily terminated (other than if the participant unlawfully converted a material amount of funds); or (iii) in the event of a change of control of Seaboard.

  The  Board  believes that Seaboard's  retirement  and
other  benefits are consistent with the  philosophy  of
Seaboard   to   provide  security  and   stability   of
employment  to  the  Named  Executive  Officers  as   a
mechanism to attract and retain these employees.

  Perquisites  and  Other Personal Benefits.   Seaboard
provides  the Named Executive Officers with perquisites
and   other  benefits  that  the  Board  believes   are
reasonable and consistent with its overall compensation
program to better enable Seaboard to attract and retain
superior employees for key positions.  These include an
automobile allowance and gas charging privileges,  life
insurance,  disability  insurance,  personal   use   of
Seaboard's airplane up to a specified number of hours, and paid time off and pay for unused paid time off.

Tax Implications

  Pursuant  to  Section 162(m) of the Internal  Revenue
Code, compensation in excess of $1 million paid to  the
Named Executive Officers is not deductible by Seaboard,
subject  to certain exceptions.  The Board of Directors
has considered the effect of Section 162(m) of the Code
on Seaboard's executive compensation.  One of the Named
Executive Officers had compensation for 2008 in  excess
of  $1  million in an immaterial amount which  Seaboard
will be unable to deduct for income tax purposes.   The
remaining Named Executive Officers deferred, pursuant to the Non-Qualified Deferred Compensation Plan, any compensation for 2008 in excess of $1 million, such that Seaboard will not lose any deduction for 2008 for compensation paid to these Named Executive Officers.

             COMPENSATION COMMITTEE REPORT

  The  entire Board of Directors (in the absence  of  a
compensation committee) has reviewed and discussed  the
Compensation  Discussion and Analysis set  forth  above
with   management,  and  based  on  this   review   and
discussions,   has  determined  that  the  Compensation
Discussion  and  Analysis  be  included  in  Seaboard's
Annual Report on Form 10-K and this proxy statement.

  The   Board   of   Directors   is   responsible   for
establishing  the compensation for each  of  the  Named
Executive  Officers.  To assist the Board of  Directors
in  determining 2008 bonuses and 2009 salaries for  the
Named    Executive    Officers,    Seaboard    retained
Watson  Wyatt & Company to conduct a Competitive Market
Assessment.  At the request of Robert Steer, Seaboard's
Senior   Vice   President,  Chief  Financial   Officer,
Peter   Mirakian  Sr.,  Seaboard's  Director  of  Human
Resources, engaged Watson Wyatt to conduct a survey  of
the  compensation  of the top five executives  at  peer
companies.   Watson  Wyatt  then  prepared   a   report
summarizing   the  peer  analysis,  and   conducted   a
comparative analysis to the compensation being paid  by
Seaboard  for these positions.  A draft of  the  report
was   reviewed  by  P.  Mirakian,  Steven  J.   Bresky,
Seaboard's  President and Chief Executive Officer,  and
R. Steer, and the final report was delivered to the Board of Directors.

  S.  Bresky  and  R. Steer discussed recommended  2008
bonuses  and  2009  salaries  for  each  of  the  Named
Executive   Officers,  considering  the  Watson   Wyatt
report, Seaboard's performance and each Named Executive
Officer's  performance during 2008.  At  the  Board  of
Director meeting establishing the 2008 bonuses and 2009
salaries  for the Named Executive Officers,  S.  Bresky
advised  the other Board of Director members  the  2008
bonuses and 2009 salaries he recommended that the Board
approve for each of the Named Executive Officers.   The
2008  bonuses and 2009 salaries for the Named Executive
Officers  were determined based on discussions  by  the
Board  of  Directors at a meeting at which it  reviewed
the    Watson    Wyatt   report   and    S.    Bresky's
recommendations.   S.  Bresky  and  David  M.   Becker,
Seaboard's   General  Counsel,  participated   in   the
meeting,  except that S. Bresky did not participate  in
the   discussions   of  the  Board  of   Directors   of
S.  Bresky's  2008  bonus and 2009  salary.   R.  Steer
participated only to describe to the Board of Directors the process utilized to retain Watson Wyatt and to describe his discussions with S. Bresky as to the recommended 2008 bonuses and 2009 salaries.

  The members of the Board of Directors reviewing and discussing the Compensation Disclosure and Analysis are as follows:

 Steven  J.  Bresky   Joseph  E.  Rodrigues   David A. Adamsen

 Douglas W. Baena     Kevin M. Kennedy


     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
                     PARTICIPATION

  The  Board  of Directors does not have a Compensation
Committee.   It is the view of the Board  of  Directors
that  Seaboard  need not have a Compensation  Committee
because Seaboard is controlled by a single shareholder,
Seaboard Flour, and because the full Board of Directors
is  able to perform the functions relative to executive
compensation.  The full Board of Directors participated
in   the   consideration  of  executive  and   director
compensation. S. Bresky is a member of the Board of Directors of Seaboard and participates in decisions by the Board regarding executive compensation, other than his own compensation.

  During    2008,    Seaboard   paid   our    director,
J.  Rodrigues, $572,209 under the Executive  Retirement
Plan, the Seaboard Corporation Pension Plan and an individual retirement plan.

Related Party Transactions Procedures

  Seaboard has no formal policy or procedure that must be followed prior to any transaction, arrangement or relationship with a related person, as defined by SEC regulations (e.g., directors, executive officers, any 5 percent shareholder, or immediate family member of any of the foregoing).

  Seaboard  has a written conflict of interest  policy,
which  requires  directors, officers and  employees  to
conduct their non-work activities in a manner that does
not  conflict  with  the  best interests  of  Seaboard.
Annually,  all  officers  and  salaried  employees  are
required  to  complete  a  form  disclosing  all  known
conflicts  of interest.  Seaboard's Director  of  Human
Resources  and  Seaboard's General Counsel  review  and
approve  any disclosed conflicts of interest.   In  the
event  any  of  the  executive officers  disclosed  any
conflict of interest, Seaboard's General Counsel  would
discuss  the  conflict  with  Seaboard's  Senior   Vice
President,  Chief  Financial Officer and/or  Seaboard's
President and Chief Executive Officer. In the event the conflict involved Seaboard's President and Chief
Executive Officer and was otherwise material, the conflict would be reviewed and approved by Seaboard's
Board of Directors.

  In  addition to the procedures to review conflicts of
interest,  annually, Seaboard requires  each  director,
nominee  for  a  director and officer  of  Seaboard  to
complete  a questionnaire which requires disclosure  of
any  transaction  or  loan exceeding  $120,000  between
Seaboard and such person or any member of such person's
immediate   family.   Any  such  matters   which   were
disclosed  would  be  reviewed  by  Seaboard's  General
Counsel  and  discussed with Seaboard's  President  and
Chief  Executive Officer and/or Senior Vice  President,
Chief  Financial  Officer and/or  Seaboard's  Board  of
Directors, depending on the materiality of the  matter.
During   2008,   there  were  no  such  related   party
transactions in excess of $120,000.

  The     standards    applied    pursuant    to    the
above-described procedures are to provide comfort  that
any  conflict of interest or related party  transaction
is  on  an arms-length basis which is fair to Seaboard.
This  is principally accomplished by ensuring that  the
Seaboard   person  entering  into  or   approving   the
transaction on behalf of Seaboard is independent of the person with the conflict of interest or engaging in the related party transaction with Seaboard.

      ITEM 2:  SELECTION OF INDEPENDENT AUDITORS

  The  Audit  Committee of the Board of  Directors  has
selected  the independent registered public  accounting
firm of KPMG LLP as Seaboard's independent auditors  to
audit  the books, records and accounts of Seaboard  for
the  year ending December 31, 2009.  Stockholders  will
have  an  opportunity to vote at the annual meeting  on
whether  to  ratify the Audit Committee's  decision  in
this  regard.  Seaboard has been advised  by  KPMG  LLP
that  neither  it nor any member or associate  has  any
relationship  with  Seaboard  or  with   any   of   its
affiliates other than as independent accountants and auditors.

  Submission of   the  selection  of  the   independent
auditors to the stockholders for ratification will not limit the authority of the Audit Committee to appoint another independent certified public accounting firm to serve as independent auditors if the present auditors resign or their engagement otherwise is terminated.
Submission to the stockholders of the selection of independent auditors is not required by Seaboard's bylaws.

  A representative of KPMG LLP is expected to be present at the annual meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

  The Board of Directors recommends that you vote for approval of the selection of KPMG LLP.

Independent Auditors' Fees

  The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Seaboard's annual financial statements for 2008 and 2007, and fees billed for other services rendered by KPMG LLP during such years.

        Type of Fee              2008        2007
      ______________________________________________

      Audit Fees (1)         $2,138,242  $1,731,837
      Audit-Related Fees(2)      12,365      16,552
      Tax Fees (3)              223,103     177,394
      All Other Fees (4)          1,673       1,595

_______________

(1) Audit    Fees,  including    those    for   statutory
    audits, include the aggregate fees paid by us  during
    2008  and 2007 for professional services rendered  by
    KPMG  LLP  for  the  audit of  our  annual  financial
    statements  and  internal  controls  over   financial
    reporting, and the review of financial statements included in our quarterly reports on Form 10-Q.

(2) Audit-Related  Fees  include  the   aggregate    fees
    paid by us during 2008 and 2007 for assurance and related services by KPMG LLP that are reasonably related to the performance of the audit or review of our financial statements and not included in Audit
    Fees.

(3) Tax  Fees  include  the  aggregate  fees  paid by  us
    during   2008  and  2007  for  professional  services
    rendered by KPMG LLP for tax compliance, tax advice and tax planning, including tax audit support and transfer pricing studies.

(4) All  Other  Fees  represent  miscellaneous   services
    performed in certain foreign countries.

Pre-Approval   of   Audit  and  Permissible   Non-Audit
Services

  The  Audit  Committee  has established  a  policy  to
pre-approve   all   audit  and  permissible   non-audit
services.   Prior to the engagement of the  independent
auditor,  the Audit Committee pre-approves the services
by  category  of service.  Fees are estimated  and  the
Audit  Committee requires the independent  auditor  and
management  to  report  actual  fees,  as  compared  to
budgeted  fees  by  category  of  service.   The  Audit
Committee has delegated pre-approval authority  to  the

Audit  Committee Chairman for engagements of less  than
$25,000.    For   informational  purposes   only,   any
pre-approval  decisions  made by  the  Audit  Committee
Chairman  are  reported at the Audit  Committee's  next
scheduled  meeting.   The percentage  of  audit-related
fees, tax fees and all other fees that were approved by the Audit Committee for fiscal 2008 was 100 percent of the total fees incurred.

Audit Committee Report to Stockholders

  The  Audit  Committee  of Seaboard  is  comprised  of
three  directors who are "independent," as  defined  by
the NYSE Alternext U.S. listing standards, and operates
under  a  written charter.  The Audit Committee Charter
is     available    on    Seaboard's     website     at
www.seaboardcorp.com.

  The   Audit   Committee  has  reviewed  the   audited
financial statements for fiscal year 2008 and discussed
them with management and with the independent auditors,
KPMG  LLP.   The  Audit Committee also  discussed  with
KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended,
"Communication with Audit Committees with Governance," as adopted by the PCAOB in Rule 3200T.

  The   Audit   Committee  has  received  the   written
disclosures   and  the  letter  from  the   independent
auditors  required  by applicable requirements  of  the
Public Company Accounting Oversight Board regarding the
independent  auditor's communications  with  the  Audit
Committee  concerning independence, and  has  discussed
with the independent auditors their independence.   The
Audit  Committee  has  concluded that  the  independent
auditors   currently   meet   applicable   independence
standards.

  The  Audit  Committee  has reviewed  the  independent
auditors'  fees  for audit and non-audit  services  for
fiscal  year  2008.   The  Audit  Committee  considered
whether such non-audit services are compatible with maintaining independent auditor independence and has concluded that they are compatible at this time.

  Based   on   its  review  of  the  audited  financial
statements and the other materials referred to above and the various discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Seaboard's Annual Report on Form 10-K for the year ended December 31, 2008.

  The   foregoing  has  been  furnished  by  the  Audit
Committee:

 Douglas W. Baena (Chair)   David A. Adamsen   Kevin M. Kennedy


   ITEM 3: AMENDMENT TO CERTIFICATE OF INCORPORATION

Description of the Amendment

  Stockholders  are being asked to approve  a  proposed
amendment  to paragraph 4 of Seaboard's Certificate  of
Incorporation  to  decrease the  number  of  authorized
shares  of  common  stock  from  4,000,000  shares   to
1,250,000 shares.  The Board of Directors has adopted a
resolution setting
forth    the   proposed   amendment,   declaring    its
advisability and directing that the proposed amendment be submitted to stockholders for their consideration and approval at the annual meeting. The text of the proposed amendment is as follows:

       RESOLVED,   that  the  Board  of  Directors
     advises   that  the  Corporation's   Restated
     Certificate  of Incorporation be  amended  by
     deleting  by  paragraph  4  thereof  in   its
     entirety and substituting in lieu thereof the following new paragraph:

            4.The   total  number  of  shares
          which  the  Corporation shall  have
          authority  to issue is one  million
          two    hundred    fifty    thousand
          (1,250,000) shares of common  stock
          of the par value of $1 per share.

Purposes and Effects of the Proposed Amendment

  The proposed amendment would decrease the number of shares of Seaboard's common stock that it is authorized to issue from 4,000,000 to 1,250,000. The Board of Directors believes it is desirable to decrease the number of shares of common stock that Seaboard is authorized to issue to save Delaware franchise taxes.

  If   the  proposed  amendment  is  approved  by   the
stockholders at the annual meeting, Seaboard will cause
Articles of Amendment to be filed with the office of the Delaware Secretary of State. It is anticipated that such filing would be made promptly following the annual meeting.

  The  Board of Directors recommends that you vote  for
approval   of  the  proposed  amendment  to  Seaboard's
Certificate of Incorporation.


                   OTHER MATTERS

  The notice of meeting provides for the election of directors, the selection of independent auditors and for the transaction of such other business, as may properly come before the meeting. As of the date of this proxy statement, the Board of Directors does not intend to present to the meeting any other business, and it has not been informed of any business intended to be presented by others. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will take action and vote proxies, in accordance with their judgment of such matters.

  Action may be taken on the business to be transacted at the meeting on the date specified in the notice of meeting or on any date or dates to which such meeting may be adjourned.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Based solely on a review of the copies of reports furnished to Seaboard and written representations that no other reports were required, Seaboard believes that during fiscal 2007, all reports of ownership required under Section 16(a) of the Securities Exchange Act of
1934 for directors and executive officers of Seaboard and beneficial owners of more than 10 percent of Seaboard's common stock have been timely filed.

                 STOCKHOLDER PROPOSALS

  It  is  anticipated that the 2010 annual  meeting  of
stockholders  will  be held on  April  26,  2010.   Any
stockholder  who intends to present a proposal  at  the
2010  annual  meeting  must  deliver  the  proposal  to
Seaboard  at  9000  West 67th Street, Shawnee  Mission,
Kansas  66202,  Attention:  David  M.  Becker  by   the
applicable deadline below:

  -  If  the   stockholder  proposal  is  intended  for
     inclusion in Seaboard's proxy materials for that meeting, Seaboard must receive the proposal no later than November 12, 2009. Such proposal must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission.

  -  If  the  stockholder  proposal  is to be presented
     without  inclusion  in  Seaboard's proxy materials
     for  that  meeting,  Seaboard  must  receive   the
     proposal no later than January 26, 2010.

  Proxies solicited in connection with the 2010  annual
meeting  of  stockholders will confer on the  appointed
proxies  discretionary  voting  authority  to  vote  on
stockholder  proposals  that  are  not  presented   for
inclusion in the proxy materials, unless the proposing stockholder notifies Seaboard by January 26, 2010 that such proposal will be made at the meeting.

  The  Board  of Directors does not provide  a  process
for  stockholders to send communications to  the  Board
because  it  believes that the process available  under
applicable federal securities laws for stockholders  to
submit   proposals  for  consideration  at  the  annual
meeting is adequate.

                 FINANCIAL STATEMENTS

  The  consolidated  financial statements  of  Seaboard
for  the  fiscal year ended December 31, 2008, together
with  corresponding  consolidated financial  statements
for  the  fiscal  year  ended December  31,  2007,  are
contained  in  the  Annual Report which  is  mailed  to
stockholders  with  this proxy statement.   The  Annual
Report is not to be regarded as proxy solicitation material.

                ADDITIONAL INFORMATION

  Any   stockholder  desiring  additional   information
about  Seaboard  and its operations may,  upon  written
request,  obtain a copy of Seaboard's Annual Report  to
the  Securities and Exchange Commission  on  Form  10-K
without   charge.   Requests  should  be  directed   to
Shareholder Relations, Seaboard Corporation, 9000  West
67th Street, Shawnee Mission, Kansas 66202.  Seaboard's
Annual Report to the Securities and Exchange Commission on Form 10-K is also available on Seaboard's Internet website at www.seaboardcorp.com.

            HOUSEHOLDING OF PROXY MATERIALS

  The  Securities and Exchange Commission  has  adopted
rules   that   permit   companies  and   intermediaries
(including    brokers)   to   satisfy   the    delivery
requirements for proxy statements, annual  reports  and
notices  of  internet availability of  proxy  materials
with  respect to two or more stockholders  sharing  the
same  address by delivering a single package  of  these
materials   addressed
to  those  stockholders.    This  process,   which   is
commonly   referred to   as "householding," potentially
means extra convenience for stockholders and cost savings for companies.

  We  have adopted a "householding" procedure that  you
may wish to follow.  If you are receiving multiple sets
of  proxy  materials  and wish to  have  your  accounts
householded,    call    Shareholder    Relations     at
(913)   676-8800   or  send  written  instructions   to
Shareholder Relations, Seaboard Corporation, 9000  West
67th Street, Shawnee Mission, Kansas 66202. If you no longer wish to participate in householding (and instead wish that each stockholder sharing the same address with you receives a complete set of proxy materials), you must provide written notification to Shareholder
Relations  to  withhold your consent for  householding.
We will act in accordance with your wishes within 30 days after receiving such notification.

  Many  brokerage firms participate in householding  as
well.   If  you  have a householding request  for  your
brokerage account, please contact your broker.

                      SEABOARD CORPORATION

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     FOR THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 27, 2009

  The undersigned hereby appoints Steven J. Bresky and Robert L. Steer and each of them, proxies with full power of substitution, to vote as designated below, on behalf of the undersigned all shares of Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Seaboard Corporation (the "Company") on April 27, 2009, and any adjournments thereof, with all power that the undersigned would possess if personally present. In their discretion, the proxies are hereby authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

  This Proxy will be voted in accordance with specification made. If no choices are indicated, this proxy will be voted FOR all listed nominees and FOR the proposal listed below.

ELECTION OF DIRECTORS

1.   The  Board  of  Directors recommends a vote FOR  the  listed nominees.
                        For  Withhold                         For  Withhold
     Steven J. Bresky   [ ]    [ ]     Joseph E. Rodrigues    [ ]    [ ]
     David A. Adamsen   [ ]    [ ]     Edward I. Shifman, Jr. [ ]    [ ]
     Douglas W. Baena   [ ]    [ ]

APPOINTMENT OF INDEPENDENT AUDITORS

2.   The Board of Directors recommends a vote FOR proposal 2.

     Ratify the appointment of KPMG LLP as independent auditors of the Company

       [ ]   FOR       [ ]   AGAINST        [ ]   ABSTAIN

AMENDMENT TO CERTIFICATE OF INCORPORATION

3. The Board of Directors recommends a vote FOR proposal 3. Approve a proposed amendment to paragraph 4 of the Company's Certificate of Incorporation to decrease the number of authorized shares of common stock from 4,000,000 shares to 1,250,000 shares.

       [ ]   FOR       [ ]   AGAINST        [ ]   ABSTAIN

_______________________________________________________________________________


PLEASE  MARK  FRONT SIDE, SIGN, DATE AND RETURN THIS  PROXY  CARD
PROMPTLY, USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or other representative capacity, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.

The signer hereby revokes all proxies heretofore given to vote at said meeting or any adjournment thereof.

                                           _________________________________
                                               Signature of Stockholder

                                           _________________________________
                                               Signature of Stockholder

                                           Date:_____________________, 2009.